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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our reports included in this Current Report on Form 8-K/A, into Budget Group, Inc.'s (formerly known as Team Rental Group, Inc.) previously filed Registration Statement File No.'s 33-86774 and 333-04757.




December 23, 1997
Orlando, Florida